Exhibit 99
Joint Filer Information

Date of Event
Requiring Statement:	December 14, 2012

Issuer Name and Ticker
or Trading Symbol:	Hertz Global Holdings, Inc. [HTZ]

Designated Filer:	Carlyle Partners IV, L.P.

Other Joint Filers:	CP IV Coinvestment, L.P.,
CEP II Managing GP Holdings, Ltd.,
CEP II Managing GP, L.P.,
Carlyle Europe Partners II, L.P.,
CEP II Participations S.à r.l. SICAR,
CEP II Managing GP Holdings, Ltd.,
CEP II Managing GP, L.P. and
CEP II U.S. Investments, L.P.

Addresses:	The address of CEP II Managing GP Holdings, Ltd. is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands. The address of CEP II Participations S.à r.l. SICAR is 2, avenue Charles de Gaulle, L-1653 Luxembourg, Luxembourg. The address of each of the other reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: December 18, 2012

CARLYLE PARTNERS IV L.P.
by: TC Group IV, L.P., its general partner
by TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CP IV COINVESTMENT, L.P.
by: TC Group IV, L.P., its general partner
by TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II MANAGING GP HOLDINGS, LTD.

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II MANAGING GP, L.P.
by: CEP II Managing GP Holdings, Ltd., its general partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II U.S. INVESTMENTS, L.P.
by: CEP II Managing GP, L.P., its general partner
by: CEP II Managing GP Holdings, Ltd., its general partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE EUROPE PARTNERS II, L.P.
by: CEP II Managing GP, L.P., its general partner
by: CEP II Managing GP Holdings, Ltd., its General Partner

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II PARTICIPATIONS S.À R.L. SICAR

by:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson
Title:	Authorized Person